                                  SCHEDULE 14C

                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(c)OF THE SECURITIES EXCHANGE ACT OF
                             1934 (AMENDMENT NO. __)

Check the appropriate box:
|_|      Preliminary Information Statement      |_| Confidential, for Use of the
                                                    Commission
|X|      Definitive Information Statement           Only (as permitted by Rule
                                                    14c-5(d)(2))


                                 EBONLINEINC.COM
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                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|      No fee required.
|_|      Fee computed on table below per Exchange Act Rules 14c-5 and 0-11.

(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transaction applies:

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(3)      Per  unit  price  or  other  underlying  value  of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)      Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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|_|      Fee paid previously with preliminary materials.

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|_|       Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(1)      Amount previously paid:

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(2)      Form, Schedule or Registration Statement No.:

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(3)      Filing Party:

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(4)      Date Filed:

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

                                  MONEYZONE.COM
                        8701 RED OAK BOULEVARD, SUITE 100
                         CHARLOTTE, NORTH CAROLINA 28217


                                 March 20, 2000


Dear Stockholders:

         We are writing to advise you that EBonlineinc.com (the "Company") has changed its name (the "Name Change") to MoneyZone.com. The Name Change was approved on December 16, 1999 by unanimous approval of the Board of Directors of the Company and by the consent of the majority of stockholders of the Company, in each case pursuant to the Nevada Revised Statutes, as amended.

         In the following pages you will find the formal notice of the Name Change in the form of an Information Statement on Schedule 14C, as filed with the Securities and Exchange Commission on or about March 20, 2000, and our amendment to the Company's Articles of Incorporation, filed with the Secretary of State of the State of Nevada on December 17, 1999. The voting and other rights that accompany the capital stock of the Company will not be affected by the Name Change.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY.


                                       By Order of the Board of Directors



                                       Susan E. McAvoy
                                       Secretary

                                  MONEYZONE.COM
                        8701 Red Oak Boulevard, Suite 100
                         Charlotte, North Carolina 28217

                              INFORMATION STATEMENT

                  Pursuant to Regulation 14C Promulgated Under
                 the Securities Exchange Act of 1934, as Amended

PURPOSE OF INFORMATION STATEMENT.

This Information Statement is being delivered to you for informational purposes only by MoneyZone.com, formerly known as EBonlineinc.com, a Nevada corporation (the "Company"), in connection with an amendment to the Company's Articles of Incorporation (the "Articles") changing the name of the Company from EBonlineinc.com to MoneyZone.com.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

ACTION TAKEN.

The Board of Directors of the Company (the "Board") and the management of the Company believe that changing the Company's corporate name to MoneyZone.com is justified and appropriate because the name "MoneyZone.com" more suitably reflects our business of bringing together on the Internet buyers and sellers of, and investors in, businesses and is more readily recognizable to the general public.

The Board, by unanimous written consent dated as of December 16, 1999, and certain stockholders (the "Majority Stockholders") owning a majority of the issued and outstanding capital stock of the Company entitled to vote, by written consent dated as of December 16, 1999, approved and adopted resolutions to change the Company's corporate name as set forth above (the "Name Change") and the filing of an amendment (the "Amendment"), attached hereto as EXHIBIT A, to the Articles to effect the Name Change. On December 17, 1999, the Company caused the Amendment to be filed with the Secretary of State of the State of Nevada.

PROCEDURE FOR APPROVAL OF THE NAME CHANGE.

The Nevada Revised Statutes, as amended (the "NRS"), require that, in order for the Company to amend the Articles, the Board must adopt resolutions setting forth the proposed amendment and declaring its advisability and must call a meeting of stockholders of the Company at which stockholders holding at least a majority of the Company's capital stock entitled to vote must approve the proposed amendment. The NRS also provide that, in lieu of a vote taken at a stockholders' meeting, stockholders holding at least a majority of the voting power of the Company's capital stock may consent in writing to any action otherwise required to be taken at a meeting of stockholders, including the adoption of an amendment to the Company's Articles.

REQUIRED APPROVALS OBTAINED.

The Board, by its unanimous written consent (the "Board Consent"), adopted resolutions approving the Amendment effecting the Name Change. Under the NRS, the record date (the "Record Date") for such action, which date determines the stockholders entitled to vote, was the date of the Board Consent. On the Record Date, the only issued and outstanding shares of the Company's capital stock entitled to vote on the proposed amendment were 6,156,668 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), of which the Majority Stockholders held 3,866,773 or 62.8% of the total stock entitled to vote on the proposed amendment. On December 16, 1999, the Majority Stockholders, by written consent in lieu of a meeting, approved the Amendment to effect the Name Change. No further consents, votes or proxies are or were necessary to effect the Name Change.

DISSENTERS' RIGHTS OF APPRAISAL.

The Nevada Revised Statutes do not provide for any dissenters' rights with respect to the amendment of the Articles as set forth herein. Therefore, no dissenters' rights of appraisal are given in connection with the subject matter hereof.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON.

No person who has been a director or officer of the Company at any time since the beginning of the Company's last fiscal year or who is a nominee for election as a director, and no associate of any such person, has or had any substantial interest, direct or indirect, by security holdings or otherwise, in the Amendment.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS.

As of the Record Date, the 6,156,668 shares of Common Stock issued and outstanding were the only shares of capital stock of the Company entitle to vote on the matters herein described. Each such share was entitled to a total of one
(1) vote.

The following table sets forth information about shares of Common Stock owned by the Company's directors, executive officers and those persons who owned more than 5% of the Company's Common Stock as of February 29, 2000. Unless otherwise noted, the persons named in the table below did not own any other capital stock of the Company at the Record Date and have sole voting and investment power with respect to all shares shown as beneficially owned by them.


            Name and                                             Number of Shares          Percentage of Shares
          Address (1)             Position with the Company     Beneficially Owned        Beneficially Owned (2)
--------------------------------- -------------------------- -------------------------- ----------------------------

Bruce Bertman (3)                 Director                              150,000                   2.41%


Randall Greene                    Chief Executive Officer                20,000                   *
                                  and President

Nicholas Pili                     Vice President, Marketing              10,000(4)                *

Susan E. McAvoy                   Vice President and                      7,500(5)                *
                                  Secretary

Global Capital Partners, Inc.     Security Holder                     2,000,000                  32.09%
(6)

Officers and Directors as a                                             187,500                   3.01%
Group

* Less than 1 percent

----------------------

(1) Unless otherwise indicated, the address of the security holder is 8701 Red Oak Boulevard, Suite 100, Charlotte, North Carolina 28217.
(2)   Based on 6,233,335 shares outstanding as of February 29, 2000.
(3) Mr. Bertman's address is 15825 Shady Grove Road, Suite 50, Rockville, Maryland 20850. At the Record Date, A1 Internet.com, Inc., a corporation of which Mr. Bertman is President, owned 1,175,000 shares of the Common Stock.
(4)   Includes 10,000 shares of Common Stock issuable upon exercise of options.
(5)   Includes 7,500 shares of Common Stock issuable upon exercise of options.
(6) Martin A. Sumichrast, Chairman of MoneyZone.com, is Chairman, Chief Executive Officer, President and a director of Global Capital Partners, Inc. At the Record Date, Global Capital Partners, Inc. owned 2,691,773 shares of the Common Stock.

                                                                 EXHIBIT A


                            CERTIFICATE OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                                 EBONLINEINC.COM
                             (A NEVADA CORPORATION)

         EBonlineinc.com, a corporation organized and existing under and by virtue of the General Corporation Law of Nevada (the "Corporation"), DOES HEREBY CERTIFY THAT:

         A. The Board of Directors of the Corporation by the unanimous written consent of its members, filed with the minutes of the Board, duly adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation in order to (i) change the name of the Corporation from EBonlineinc.com to MoneyZone.com, and (ii) identify the directors named in the Certificate of Incorporation as members of the first Board of Directors of the Corporation, declaring such amendment to be advisable and directing that the proposal be placed before the shareholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

         RESOLVED, that Article FIRST of the Certificate of Incorporation of the Corporation be amended to provide as follows:

                  "FIRST.    The name of the corporation is MoneyZone.com."

        B. Other than the changes described above, there are no amendments to the Certificate of Incorporation.

        C. Pursuant to resolution of the Corporation's Board of Directors, the foregoing Certificate of Amendment was duly approved by affirmative vote of the holders of a majority of the Corporation's 6,156,668 shares of capital stock issued and outstanding and entitled to vote on the proposed amendment, and therefore sufficient for approval, all in accordance with the General Corporation Law of Nevada and the existing Certificate of Incorporation and by-laws of the Corporation.

        D.       This  amendment  was  duly  adopted  in  accordance  with   the
                 provisions of Section 78.390 of the General Corporation Law of Nevada.

                  IN  WITNESS   WHEREOF,   EBONLINEINC.COM   has   caused   this
         Certificate of Amendment to be signed by its Chairman, and attested by its Secretary, as of the date below.

         Dated: December 16, 1999             EBONLINEINC.COM

                                              By:  /S/  MARTIN A. SUMICHRAST
                                                 ---------------------------
                                                 Name:  Martin A. Sumichrast
                                                 Title:  Chairman of the Board